INTANGIBLE ASSETS	6 Months Ended
Jun. 30, 2026
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS
The partnership’s intangible assets are presented on a cost basis, net of accumulated amortization and accumulated impairment losses in the condensed consolidated balance sheets. These intangible assets primarily represent the trademark assets related to U.K. and Ireland Short Stay.

The trademark assets of U.K. and Ireland Short Stay had a carrying amount of $959 million as of June 30, 2026 (December 31, 2025 - $969 million). They have been determined to have an indefinite useful life as the partnership has the legal right to operate these trademarks exclusively in certain territories and in perpetuity. The business model of U.K. and Ireland Short Stay is not subject to technological obsolescence or commercial innovations in any material way.

The trademark assets and management contracts of European Hostels had a carrying amount of $80 million and were reclassified to assets held for sale as of June 30, 2026 (December 31, 2025 - $84 million). See Note 29, Related Parties for further information on the Reclassification of Opportunistic Fund Investments. The trademark assets have been determined to have an indefinite useful life as the partnership has the legal right to operate these trademarks exclusively in certain territories in perpetuity. The management contracts have been determined to have a useful life of 11 to 16 years.

Intangible assets by class	Useful life (in years)
Trademarks	5 to Indefinite
Management contracts	11 to 16
Other	4 to 10

Intangible assets with indefinite useful lives and intangible assets not yet available for use are tested for impairment at least annually and whenever there is an indication that the asset may be impaired. Intangible assets with finite useful lives are amortized over their respective useful lives as listed above. Amortization is recorded as part of depreciation and amortization included in direct hospitality expense, refer to Note 23, Direct Hospitality Expense. The partnership did not identify any impairment indicators as of June 30, 2026.

The following table presents the components of the partnership’s intangible assets as of June 30, 2026 and December 31, 2025:

(US$ Millions)	Jun. 30, 2026	Dec. 31, 2025
Cost	$1,029	$1,128
Accumulated amortization	(65)	(68)
Total intangible assets	$964	$1,060

The following table presents a roll forward of the partnership’s intangible assets for the six months ended June 30, 2026 and the year ended December 31, 2025:

	Six months ended	Year ended
(US$ Millions)	Jun. 30, 2026	Dec. 31, 2025
Balance, beginning of period	$1,060	$899
Acquisitions	12	16
Acquisition through business combinations(1)	27	83
Amortization	(9)	(11)
Foreign currency translation and other	(18)	73
Reclassification of Opportunistic Fund Investments to assets held for sale(2)	(108)	—
Balance, end of period	$964	$1,060
(1)In the third quarter of 2025, the partnership acquired the European Hostels portfolio. In the first quarter of 2026, the partnership acquired a multifamily operating platform in Brazil. See Note 3, Business Combinations, for more information.
(2)See Note 29, Related Parties for further information on the Reclassification of Opportunistic Fund Investments to assets held for sale.